Exhibit 10.11

PREPARED BY AND

AFTER RECORDING RETURN TO:

Sameer Upadhya, Esq.

Krooth & Altman LLP

1850 M Street, NW, Suite 400

Washington, DC 20036

Freddie Mac Loan No. 708060749

ASSIGNMENT OF SECURITY INSTRUMENT

(Revision Date 11-01-2000)

FOR VALUABLE CONSIDERATION, KEYCORP REAL ESTATE CAPITAL MARKETS, INC., a corporation, organized and existing under the laws of Ohio (the "Assignor"), having its principal office at c/o KeyBank Real Estate Capital - Servicing Department, 11501 Outlook Street, Suite #300,0verland Park, Kansas 66211, Mailcode: KS-01-11-0501, Attn: Servicing Manager, hereby assigns, grants, sells and transfers to the FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporation organized and existing under the laws of the United States (the "Assignee"), having its principal place of business at 8200 Jones Branch Drive, McLean, Virginia 22102, and the Assignee's successors, transferees and assigns forever, all of the right, title and interest of the Assignor in and to the Multifamily Mortgage dated as of September 12, 2012, entered into by VILLAGE GREEN OF ANN ARBOR ASSOCIATES, LLC, a Michigan limited liability company (the "Borrower") for the benefit of the Assignor, securing an indebtedness of the Borrower to the Assignor in the principal amount of $43,200,000.00, and recorded in the land records of Washtenaw County, Michigan immediately prior hereto (the "Instrument"), which indebtedness is secured by the property described in Exhibit A, attached to this Assignment and incorporated into it by this reference.

Together with the note or other obligation described in the Instrument and all obligations secured by the Instrument now or in the future.

[DOCUMENT EXECUTION AND ACKNOWLEDGMENT OCCUR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the 12th day of September, 2012.

ASSIGNOR:

KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
an Ohio corporation

By:	/s/ Randall W. Conley
Randall W. Conley
Vice President

ACKNOWLEDGMENT

STATE OF TEXAS	)
) ss:
COUNTY OF DALLAS	)

The foregoing instrument was acknowledged before me this _______ day of September, 2012 by Randall W. Conley as Vice President of KeyCorp Real Estate Capital Markets, Inc., an Ohio corporation, on behalf of the corporation.

/s/ Carolyn A. Foster
Notary Public		CAROLYN A. FOSTER
Printed Name:	Carolyn A. Foster	Notary Public, State of Texas
My Commission Expires:		My Commission Expires
July 11, 2016
7/11/2016

EXHIBIT A

Legal Description

Land Situated in the Township of Ann Arbor in the County of Washtenaw in the State of Michigan:

Parcel A:

Part of the Southwest 114 of Section 25, Town 2 South, Range 6 East, Township of Ann Arbor, Washtenaw County, Michigan, described as: Commencing at the South 114 corner of said Section 25; thence North 00 degrees 58 minutes 22 seconds West 294.86 feet along the North and South 1/4 line of said Section and the centerline of Dixboro Road for a place of beginning; thence North 87 degrees 43 minutes 42 seconds West 72.60 feet along the centerline of Geddes Road; thence North 02 degrees 16 minutes 07 seconds East 70.00 feet; thence North 87 degrees 43 minutes 42 seconds West 439.97 feet along the North line of Geddes Road; thence along the Easterly Right of Way line of Highway US-23 along the following 7 courses: North 42 degrees 48 minutes 11 seconds West 211.54 feet, North 02 degrees 18 minutes 16 seconds East 220.02 feet, North 45 degrees 29 minutes 34 seconds West 136.39 feet, North 18 degrees 43 minutes 54 seconds West 102.70 feet, South 88 degrees 43 minutes 45 seconds West 64.53 feet, North 45 degrees 29 minutes 34 seconds West 312.88 feet, and North 24 degrees 09 minutes 47 seconds West 206.14 feet; thence North 78 degrees 44 minutes 23 seconds East 272.46 feet; thence North 05 degrees 54 minutes 59 seconds West 87.46 feet; thence South 83 degrees 34 minutes 44 seconds West 44.78 feet; thence North 07 degrees 50 minutes 22 seconds West 121.13 feet; thence North 73 degrees 08 minutes 45 seconds East 56.94 feet; thence North 21 degrees 13 minutes 42 seconds West 136.77 feet; thence North 42 degrees 15 minutes 48 seconds East 29.73 feet; thence South 46 degrees 24 minutes 27 seconds East 141.50 feet; thence North 38 degrees 20 minutes 03 seconds East 189.45 feet; thence South 72 degrees 39 minutes 23 seconds East 67.05 feet; thence North 17 degrees 40 minutes 39 seconds East 282.08 feet; thence South 17 degrees 56 minutes 12 seconds East 91.96 feet; thence South 85 degrees 51 minutes 19 seconds East 69.18 feet; thence North 72 degrees 31 minutes 31 seconds East 56.61 feet; thence South 44 degrees 46 minutes 31 seconds East 59.00 feet; thence South 71 degrees 31 minutes 09 seconds East 48.84 feet; thence North 45 degrees 13 minutes 29 seconds East 225.00 feet; thence North 89 degrees 02 minutes 10 seconds East 125.09 feet to the North and South 1/4 line of Section 25; thence along said line, also being the centerline of Dixboro Road, South 00 degrees 58 minutes 22 seconds East 1813.15 feet to the place of beginning.

Parcel B:

Part of the Southwest 1/4 of Section 25, Town 2 South, Range 6 East, Township of Ann Arbor, Washtenaw County, Michigan, described as: Commencing at the South 1/4 corner of said Section 25; thence North 00 degrees 58 minutes 22 seconds West 2108.01 feet along the North and South 1/4 line of said Section and the centerline of Dixboro Road; thence South 89 degrees 02 minutes 10 seconds West 125.09 feet; thence South 45 degrees 13 minutes 29 seconds West 225.00 feet; thence North 71 degrees 31 minutes 09 seconds West 48.84 feet; thence North 44 degrees 46 minutes 31 seconds West 59.00 feet; thence South 72 degrees 31 minutes 31 seconds West 56.61 feet; thence North 85 degrees 51 minutes 19 seconds West 69.18 feet; thence North 17 degrees 56 minutes 12 seconds West 91.96 feet to a place of beginning; thence South 17 degrees 40 minutes 39 seconds West 282.08 feet; thence North 72 degrees 39 minutes 23 seconds West 67.05 feet; thence South 38 degrees 20 minutes 03 seconds West 189.45 feet; thence North 46 degrees 24 minutes 27 seconds West 141.50 feet; thence South 42 degrees 15 minutes 48 seconds West 29.73 feet; thence South 21 degrees 13 minutes 42 seconds East 136.77 feet; thence South 73 degrees 08 minutes 45 seconds West 56.94 feet; thence South 07 degrees 50 minutes 22 seconds East 121.13 feet; thence North 83 degrees 34 minutes 44 seconds East 44.78 feet; thence South 05 degrees 54 minutes 59 seconds East 87.46 feet; thence South 78 degrees 44 minutes 23 seconds West 272.46 feet; thence along the East line of Highway US-23, 300 feet wide, North 24 degrees 09 minutes 47 seconds West 105.13 feet; thence North 01 degrees 05 minutes 26 seconds West 991.33 feet; thence South 72 degrees 13 minutes 31 seconds East 234.21 feet; thence South 85 degrees 31 minutes 30 seconds East 115.35 feet; thence South 24 degrees 16 minutes 13 seconds East 245.72 feet; thence North 85 degrees 01 minutes 49 seconds East 138.52 feet; thence North 65 degrees 54 minutes 20 seconds East 50.61 feet; thence South 17 degrees 56 minutes 12 seconds East 98.98 feet to the place of beginning.

EASEMENT PARCEL:

TOGETHER WITH those certain perpetual, reciprocal, non-exclusive easements for storm drainage, water supply, sanitary sewer, fire lane, utilities, and landscaping as set forth in that certain Easement Agreement dated September 22, 1987 by and between Village Green of Ann Arbor Associates Limited Partnership and HSF Associates II Limited Partnership, recorded October 30, 1987 in Liber 2185, Page 893 of the Records of Washtenaw County, Michigan, as amended by First Amendment of Easement Agreement recorded January 4, 1995 in Liber 3065, Page 683 of the Records of Washtenaw County, Michigan.

Informational Note for Recordation Purposes:

Tax Identification Numbers 09-25-325-003 (as to Parcel A) and 09-25-325-005 (as to Parcel B)

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